TRANSAMERICA SERIES TRUST
Transamerica JPMorgan Tactical Allocation VP
Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information
* * *
At a special meeting held on October 7, 2026, the portfolio’s investors approved the appointment of Aegon USA Investment Management, LLC (“AUIM”), an affiliate of the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), as an additional sub‑adviser to the portfolio. Effective on or about November 1, 2026, AUIM will assume responsibility for the portfolio’s fixed-income sleeve, while J.P. Morgan Investment Management Inc. (“JPMorgan”), the portfolio’s current sub‑adviser, will continue to manage its equity sleeve. TAM will continue to serve as the portfolio’s investment manager.
Effective on or about November 1, 2026, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information, as applicable, concerning the portfolio.
PORTFOLIO NAME:
The name of the portfolio will be changed to Transamerica Multi-Managed Conservative VP.
INVESTMENT OBJECTIVE:
The portfolio’s investment objective will be as follows:
Seeks total return through the combination of income and capital appreciation.
MANAGEMENT FEE:
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees[1]	0.51%	0.51%
Distribution and service (12b‑1) fees	None	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.59%	0.84%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2026.
The “Example” table included in the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$60	$189	$329	$738
Service Class	$86	$268	$466	$1,037
PRINCIPAL INVESTMENT STRATEGIES:
The portfolio’s principal investment strategies will be as follows:
Under normal circumstances, the portfolio invests approximately 30% of its net assets in equity securities and approximately 70% of its net assets in fixed-income securities. The portfolio has two sub‑advisers. J.P. Morgan Investment Management Inc. (the “equity sub‑adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub‑adviser”) manages the fixed-income component of the portfolio. The portfolio’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio’s assets between the equity sub‑adviser and the fixed-income sub‑adviser and rebalances the allocation periodically to maintain these approximate allocations.
Each sub‑adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

Equity component – The equity sub‑adviser seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub‑adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500® Index. The equity sub‑adviser normally does not seek to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub‑adviser may, but is not required to, use index futures to equitize cash in order to gain general equity market exposure.
As part of its investment process, the equity sub‑adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The equity sub‑adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub‑adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub‑adviser may also invest the portfolio’s assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub‑adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub‑adviser may invest the portfolio’s assets in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”) but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub‑adviser considers emerging market countries to be those generally classified by major international financial institutions, such as the World Bank, as less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fixed-income sub‑adviser).
In managing the portfolio’s fixed-income component, the fixed-income sub‑adviser uses a combination of a global “top‑down” analysis of the macroeconomic and interest rate environment and proprietary “bottom‑up” research of corporate and government debt, and other debt instruments. In the fixed-income sub‑adviser’s “top‑down” approach, the fixed-income sub‑adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom‑up” research, the fixed-income sub‑adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub‑adviser uses this combined “top‑down” and “bottom‑up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the portfolio. The fixed-income sub‑adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub‑adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollar rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub‑adviser’s investment process. The fixed-income sub‑adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub‑adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
PRINCIPAL RISKS:
The following principal risk will be added as the second key risk in the “Principal Risks” section of the Prospectus and Summary Prospectus:
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub‑adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
The following additional principal risks will be added in alphabetical order following the key risks in the “Principal Risks” section of the Prospectus and Summary Prospectus:
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio’s investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, or have limited liquidity. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax‑exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stocks generally pay dividends only after the company makes required payments to creditors, including holders of its bonds and other debt. As a result, the market prices of preferred stocks are typically more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.

Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
Yield – The amount of income received by the portfolio will go up or down depending on day‑to‑day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
The following risks will be removed from the “Principal Risks” section of the Prospectus and Summary Prospectus: “Asset Class Allocation,” “Tactical Asset Allocation,” “Focused Investing,” “Model and Data,” “Privately Placed and Other Restricted Securities,” “Real Estate Securities,” “REITs,” “Short Sales,” “Small and Medium Capitalization Companies” and “Underlying Exchange-Traded Funds and Mutual Funds” risks.
PERFORMANCE:
The table included in the “Performance” section under the sub‑heading “Average Annual Total Returns” in the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:
Average Annual Total Returns (periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Inception Date
Initial Class	9.01%	2.06%	4.40%	3/1/1994
Service Class	8.75%	1.80%	4.15%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Transamerica Multi-Managed Conservative VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	10.52%	4.04%	5.92%
Russell 3000® Index[2,3] (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark[4] (reflects no deduction for fees, expenses or taxes)	10.81%	2.87%	4.80%
[1]	The Transamerica Multi-Managed Conservative VP Blended Benchmark consists of the following: 70% Bloomberg US Aggregate Bond Index; and 30% S&P 500® Index.
[2]	Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
[3]
Effective November 1, 2026, the portfolio’s secondary benchmark changed to the S&P 500® Index to more accurately reflect the fund’s principal investment strategies. Prior to November 1, 2026, the portfolio’s secondary benchmark was the Russell 3000® Index.

[4]
Effective November 1, 2026, the portfolio’s blended (performance) benchmark changed to the Transamerica Multi-Managed Conservative VP Blended Benchmark to more accurately reflect the fund’s principal investment strategies. Prior to November 1, 2026, the portfolio’s blended (performance) benchmark was the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, which consisted of the following: 75% Bloomberg US Aggregate Bond Index; and 25% MSCI World Index.

MANAGEMENT:
The following will replace the corresponding information for the portfolio in the “Management” section of the Prospectus and Summary Prospectus:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub‑Adviser: Aegon USA Investment Management, LLC
Portfolio Managers:
Daniel Belton, CFA	Portfolio Manager	since November 2026
Tyler Knight, CFA	Portfolio Manager	since November 2026
Brian Westhoff, CFA	Portfolio Manager	since November 2026
Sivakumar N. Rajan	Portfolio Manager	since November 2026
Sub‑Adviser: J.P. Morgan Investment Management Inc.
Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since November 2026
Raffaele Zingone, CFA	Portfolio Manager	since November 2026

FEE CHANGE:
The following information will be added alphabetically to the table under the sub‑section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP): Effective November 1, 2026, the management fee of the portfolio is 0.52% of the first $500 million; 0.50% over $500 million up to $1 billion; 0.49% over $1 billion up to $1.5 billion; 0.48% over $1.5 billion up to $2 billion; and 0.47% in excess of $2 billion in average daily net assets. Prior to November 1, 2026, the management fee was 0.73% of the first $500 million; 0.705% over $500 million up to $750 million; 0.68% over $750 million up to $1.5 billion; 0.67% over $1.5 billion up to $2.5 billion; and 0.65% in excess of $2.5 billion in average daily net assets.
SUB‑ADVISERS:
The following will replace the corresponding information for the portfolio in the “Shareholder Information – Sub‑Adviser(s)” section of the Prospectus:

Portfolio	Sub‑Adviser	Sub‑Adviser Address
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP)	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499
	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017
***
PORTFOLIO MANAGERS:
The following will replace the corresponding information for the portfolio in the “Shareholder Information – Portfolio Manager(s)” section of the Prospectus:
Transamerica Multi-Managed Conservative VP

Name	Sub‑Adviser	Positions Over Past Five Years
Daniel Belton, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the portfolio since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2023; Vice President of investment grade credit strategy at BMO Capital Markets from 2018 to 2023

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Currently Head of Public Securitized
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Currently Head of US Multi-Sector and Investment Grade
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2015; Currently Head of Multi-Sector Portfolio Management
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2026; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Structured Equity Team; Specialties include Research Enhanced Index (REI) strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2026; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Structured Equity Team; Specialties include Research Enhanced Index (REI) strategies

* * *

NAME CHANGE:
The following will replace the corresponding information for the portfolio in the “General Description of the Trust and the Portfolios” section in the Statement of Additional Information:

Portfolio Name	Portfolio Name History
Transamerica Multi-Managed Conservative VP	Transamerica JPMorgan Tactical Allocation VP was renamed Transamerica Multi-Managed Conservative VP on November 1, 2026.
MANAGEMENT FEES:
The following information will replace the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub‑section in the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” with respect to the portfolio:

Portfolio Name	Percentage of Average Daily Net Assets
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP)	0.52% of the first $500 million 0.50% over $500 million up to $1 billion 0.49% over $1 billion up to $1.5 billion 0.48% over $1.5 billion up to $2 billion 0.47% in excess of $2 billion
EXPENSE LIMITATION:
The following information will replace the corresponding information appearing in the table contained in the “Expense Limitation” sub‑section in the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” with respect to the portfolio:

Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP)	0.64%	0.89%	May 1, 2028
SUB‑ADVISORY FEES:
The following information will replace the corresponding information appearing in the table contained in the “Sub‑Advisory Fees” sub‑section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub‑Advisers” with respect to the portfolio:

Portfolio	Sub‑Adviser	Sub‑Advisory Fees
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP)	Aegon USA Investment Management, LLC*	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.**	0.1125% of the first $2 billion 0.0975% over $2 billion up to $3 billion 0.09% over $3 billion up to $4 billion 0.0825% in excess of $4 billion
*
The average daily net assets for the purpose of calculating sub‑advisory fees will be based on the aggregate average daily net assets of Transamerica Aegon Core Bond VP and portions of assets of Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP, and Transamerica Multi-Managed Conservative VP that are sub‑advised by Aegon USA Investment Management, LLC (“AUIM”), Transamerica Core Bond and portions of assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced that are managed by AUIM. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each a separately managed account of Transamerica Life Insurance Company that is sub‑advised by AUIM.

**
The average daily net assets for the purpose of calculating sub‑advisory fees will be based on the aggregate average daily net assets of Transamerica JPMorgan Enhanced Index VP and portions of assets of Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP, and Transamerica Multi-Managed Conservative VP that are sub‑advised by J.P. Morgan Investment Management Inc. (“JPMorgan”), portions of assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced that are managed by JPMorgan. Also included are the portion of assets of Balanced Ret Opt, a separately managed account of Transamerica Life Insurance Company that is sub‑advised by JPMorgan. Effective May 1, 2020, the sub‑adviser agreed to voluntarily waive a portion of its sub‑advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub‑adviser upon obtaining consent from Transamerica Asset Management, Inc.

PORTFOLIO MANAGERS:
The following information will be added alphabetically to “Appendix B – Portfolio Managers - Aegon USA Investment Management, LLC (“AUIM”)” in the Statement of Additional Information relating to the portfolio.
Transamerica Multi-Managed Conservative VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Daniel Belton, CFA*	5	$3.93 billion	1	$42.34 million	5	$783.39 million
Tyler A. Knight, CFA*	11	$11.71 billion	3	$128.11 million	12	$13.22 billion
Brian W. Westhoff, CFA*	9	$11.52 billion	4	$378.09 million	15	$3.58 billion
Sivakumar N. Rajan*	11	$11.83 billion	5	$994.32 million	9	$23.97 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Belton, CFA*	0	$0	0	$0	0	$0
Tyler A. Knight, CFA*	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA*	0	$0	0	$0	0	$0
Sivakumar N. Rajan*	0	$0	0	$0	0	$0
* As of September 30, 2026
The following information will replace the corresponding information appearing in “Appendix B – Portfolio Managers - J.P. Morgan Investment Management Inc. (“JP Morgan”)” in the Statement of Additional Information relating to the portfolio:
Transamerica Multi-Managed Conservative VP

	Registered Investment Companies		Other Pooled Investment Vehicles[1]		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA*	5	$4.05 billion	1	$218 million	17	$32.09 billion
Raffaele Zingone, CFA*	4	$3.11 billion	2	$1.70 billion	23	$5.10 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA*	0	$0	0	$0	5	$3.07 billion
Raffaele Zingone, CFA*	0	$0	0	$0	1	$1.01 billion
1 The total value and number of accounts managed by a portfolio manager may include sub‑accounts of asset allocation, multi-managed and other accounts.
* As of September 30, 2026
The following information will replace the corresponding information under the table at the end of the “Compensation” section in “Appendix B – Portfolio Managers - J.P. Morgan Investment Management Inc. (“JP Morgan”)” in the Statement of Additional Information relating to the portfolio:

Portfolio	Benchmark Index
Transamerica Multi-Managed Conservative VP (formerly, Transamerica JPMorgan Tactical Allocation VP)	Bloomberg US Aggregate Bond Index S&P 500® Index Transamerica Multi-Managed Conservative VP Blended Benchmark
* * *
Investors Should Retain this Supplement for Future Reference
October 30, 2026